Exhibit 10.15

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CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Buyer

and

PENNYMAC LOAN SERVICES, LLC,

as Seller

and acknowledged by

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

as Guarantor

__________

AMENDMENT NO. 2

Dated as of April 1, 2020

to the

Master Repurchase Agreement

Dated as of December 19, 2016

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AMENDMENT NO. 2 TO

MASTER REPURCHASE AGREEMENT

April 1, 2020

This Amendment No. 2  (this “Amendment”) to the Series 2016-VF1 Repurchase Agreement (defined below), is entered into as of April 1, 2020, by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (the “Administrative Agent”), Credit Suisse AG, Cayman Islands Branch, as buyer (“Buyer”), and PennyMac Loan Services, LLC (“PLS”), as seller (“Seller”), and is acknowledged by Private National Mortgage Acceptance Company, LLC, as guarantor (“Guarantor”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2016-VF1 Repurchase Agreement or the Base Indenture (defined below), as applicable.

W I T N E S S E T H:

WHEREAS, Buyer, Seller and the Administrative Agent have entered into that certain Master Repurchase Agreement, dated as of December 19, 2016, as amended by Amendment No. 1, dated as of February 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-VF1 Repurchase Agreement”);

WHEREAS, the Guarantor is party to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of the date hereof, by the Guarantor in favor of Buyer;

WHEREAS, Buyer,  Seller and Administrative Agent have agreed, subject to the terms of this Amendment, that the Series 2016-VF1 Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Series 2016-VF1 Repurchase Agreement;

WHEREAS, as a condition precedent to amending the Series 2016-VF1 Repurchase Agreement, Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018, as amended by Amendment No. 1, dated as of August 10, 2018, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (as may be

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further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”);

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders (as defined in the Base Indenture) of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, (i) pursuant to the Trust Agreement, PLS is the sole Owner, (ii) pursuant to the Series 2016-MSRVF1 Indenture Supplement, with respect to the Series 2016-MSRVF1 Note, any Action provided by the Base Indenture or the Series 2016-MSRVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2016-MSRVF1 Note under the VFN Repurchase Agreement and (iii) pursuant to the terms of the Note Purchase Agreement, CSCIB is the purchaser of the Series 2016-MSRADV1 Note, and therefore CSCIB is 100% of the VFN Noteholders of the Outstanding Notes;

WHEREAS, the Series 2016-VF1 Repurchase Agreement is a Transaction Document.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller, Buyer and the Administrative Agent agree as follows:

SECTION 1.    Amendments.  The Series 2016-VF1 Repurchase Agreement is hereby amended as follows:

(a)        Section 1.01 of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting the definitions of “Applicable Lending Office,”  “Base Indenture,” “MLRA Pricing Side Letter,” “Mortgage Loan Repurchase Agreement,” clause (e) of the definition of “Obligations,” “Other Repurchase Agreements,” “Pledged Repurchase Asset,” “Purchase Price,” “Repurchase Documents,” and “VFN Guaranty”  in their entirety and replacing them with the following:

“Applicable Lending Office” means the “lending office” of Buyer (or of an Affiliate of Buyer) designated in Section 10.05 hereof or such other office of Buyer (or of an Affiliate of Buyer) as Buyer may from time to time specify to Seller in writing as the office by which the Transactions are to be made and/or maintained.

“Base Indenture” means the Third Amended and Restated Base Indenture, dated as of April 1, 2020, among Buyer, Citibank, N.A., as indenture trustee, as

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calculation agent, as paying agent and as securities intermediary, Seller, as administrator and as servicer, CSFB, as administrative agent, and the Credit Manager, including the schedules and exhibits thereto, as amended, restated, supplemented or otherwise modified from time to time.

“MLRA Pricing Side Letter”  has the meaning assigned to the term in the Pricing Side Letter.

“Mortgage Loan Repurchase Agreement”  has the meaning assigned to the term in the Pricing Side Letter.

“Obligations” … (e) all of Seller’s and PNMAC’s, as guarantor, obligations under the Other Repurchase Agreements and other Repurchase Documents.

“Other Repurchase Agreements” means the Mortgage Loan Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement.

“Purchase Price”  means on any date of determination:

(i)        the price at which each Purchased Asset (or portion thereof) is transferred by Seller to Buyer, which shall equal the Asset Value of such Purchased Asset on the related Purchase Date, minus

(ii)       the sum of (a) any Repurchase Price paid with respect to such Purchased Asset pursuant to Section 2.03,  plus (b) any Additional Note Payment made with respect to such Purchased Asset pursuant to Section 4.4(b) or Section 4.5(e) of the Indenture, plus (c) any Redemption Amount paid pursuant to Section 13.1 of the Indenture, plus (d) any amounts paid or applied with respect to such Purchased Asset pursuant to Section 2.05.

“Repurchase Documents” means any or all of the “Program Agreements” as defined in each Other Repurchase Agreement.

“Subordinate Pledge Assets” has the meaning set forth in Section 4.02(e).

“VFN Guaranty” means the Amended and Restated Guaranty, dated as of April 1, 2020, as further amended, restated, supplemented or otherwise modified from time to time, pursuant to which VFN Guarantor fully and unconditionally guarantees the obligations of Seller hereunder.

(b)        Section 1.01 of the Series 2016-VF1 Repurchase Agreement is hereby amended by adding the definition of “Series 2020-SPIADVF1 Repurchase Agreement” in proper alphabetical order as follows:

“Series 2020-SPIADVF1 Repurchase Agreement” means the Series 2020-SPIADVF1 Repurchase Agreement, dated as of April 1, 2020, among PLS, as repo seller, CSCIB, as repo buyer and CSFB, as administrative agent, as amended, restated, supplemented or otherwise modified from time to time.

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(c)        Section 2.05(a) of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it as follows:

(a)        If at any time the aggregate outstanding amount of the Purchase Price of the Note is greater than the related Asset Value (such excess, a “Margin Deficit”), then Buyer may by notice to Seller require Seller to transfer to Buyer cash in an amount at least equal to the Margin Deficit (such requirement, a “Margin Call”).

(d)        Section 4.02 of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting clause (b), (c) and (d) in their entirety and replacing them as follows, adding a new clause (e) as follows and changing the existing clause (e) to clause (f):

(b)        [Reserved].

(c)        Buyer and Seller hereby agree that in order to further secure Seller’s Obligations hereunder, Seller hereby assigns, pledges, conveys and grants to Buyer a security interest in (i) as of the Closing Date, Seller’s rights (but not its obligations) under the Program Agreements including without limitation any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Repurchase Rights”) and (ii) all collateral however defined or described under the Program Agreements to the extent not otherwise included under the definitions of Primary Repurchase Assets or Repurchase Rights (such collateral, “Additional Repurchase Assets,” and collectively with the Primary Repurchase Assets and the Repurchase Rights, the “Repurchase Assets”) to secure the Obligations.

(d)        Seller hereby delivers an irrevocable instruction to the buyer under any Repurchase Document that upon receipt of notice of an Event of Default under this Agreement, the buyer thereunder is authorized and instructed to (i) remit to Buyer hereunder directly any amounts otherwise payable to Seller and (ii) deliver to Buyer all collateral otherwise deliverable to Seller, to the extent all obligations then due and owing under such Other Repurchase Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding purchase price under any Other Repurchase Agreement and termination of all obligations of the Seller thereunder or other termination of the related Repurchase Documents following repayment of all obligations thereunder, the related buyer under any Repurchase Document is hereby instructed to deliver to Buyer hereunder any collateral (as such term may be defined under the related Repurchase Documents) then in its possession or control.

(e)        Seller makes a subordinate pledge to the buyers under the Other Repurchase Agreements as security for the performance by Seller of its obligations thereunder and hereby grants, assigns and pledges to the buyers thereunder a subordinate security interest in all of Seller’s right, title and interest in, to and under (i) the Note identified on the Asset Schedule; (ii) all rights to reimbursement or payment of the Note and/or amounts due in respect thereof under the Note identified on the Asset Schedule; (iii) all records, instruments or other documentation evidencing any of the foregoing and

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(iv) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing (collectively, the “Subordinated Pledge Assets”). Seller hereby delivers an irrevocable instruction to Buyer that upon its receipt of notice of an “Event of Default” from the buyer under any Other Repurchase Agreement, Buyer is authorized and instructed to (i) remit to such buyer directly any amounts otherwise payable to Seller under this Agreement and (ii) deliver to such buyer all Subordinated Pledge Assets otherwise deliverable to Seller, to the extent all obligations then due and owing under this Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding Purchase Price and termination of all Obligations or other termination of the Program Agreements following repayment of all obligations thereunder, Buyer shall deliver to the buyer under any Other Repurchase Agreement with respect to which the related purchase price remains outstanding any Subordinated Pledge Assets then in Buyer’s possession or under its control. The subordinate pledge set forth in this clause (e) shall automatically terminate with respect to an Other Repurchase Agreement if Buyer or the other buyer thereunder, is no longer CSFB, CSCIB, or any Affiliates thereof.

(e)        Section 4.07 of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting the third sentence thereof and replacing it with the following:

Without limiting the generality of the foregoing, Buyer may terminate the Participation Interest in Originated MSR Excess Spread, Retained Servicing Spread and Purchased MSR Excess Spread in accordance with the Participation Agreement.

(f)        Section 5.03(d) of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting “true sale” and replacing it with “safe harbor.”

(g)        Section 9.02(a) and (b) of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:

(a)        Buyer may in accordance with applicable law at any time sell to one or more banks or other entities (“Participants”) participating interests in all or a portion of Buyer’s rights and obligations under this Agreement and the other Program Agreements; provided,  that (i) Seller has consented to such sale; provided,  however, Seller’s consent shall not be required in the event that (A) such Participant is an Affiliate of Buyer or (B) an Event of Default has occurred; (ii) each such sale shall represent an interest in a Transaction in a Purchase Price of $1,000,000 or more and (iii) other than with respect to a participating interest consisting of a pro rata interest in all payments due to Buyer under this Agreement and prior to an Event of Default Buyer receives an opinion of a nationally recognized tax counsel experienced in such matters that such sale will not result in the Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for U.S. federal income tax purposes.  In the event of any such sale by Buyer of participating interests to a Participant, Buyer shall remain a party to the Transaction for all purposes under this Agreement  and the Program Agreements and Seller shall continue to deal solely and directly with Buyer in connection with Buyer’s rights and obligations under this Agreement and the Program Agreements.

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(b)        Buyer may in accordance with applicable law at any time assign, pledge, hypothecate, or otherwise transfer to one or more banks, financial institutions, investment companies, investment funds or any other Person (each, a “Transferee”) all or a portion of Buyer’s rights and obligations under this Agreement so long as a Noteholder of an MBS Advance VFN continues to own interests in the outstanding Series of VFNs that are funded in an aggregate amount that equals or exceeds the amount required to avoid an Early Amortization Event under any outstanding Series of Term Notes and the other Program Agreements; provided,  that (i) Seller has consented to such assignment, pledge, hypothecation, or other transfer; provided,  however, Seller’s consent shall not be required in the event that (A) such Transferee is an Affiliate of Buyer or (B) an Event of Default has occurred; (ii) absent an Event of Default, Buyer shall give at least ten days’ prior notice thereof to Seller; and (iii) that each such sale shall represent an interest in the Transactions in an aggregate Purchase Price of $1,000,000 or more, (iv) such Transferee shall have also acquired the same percentage interest in each other Series of Variable Funding Notes, unless Ginnie Mae has consented in writing to waive this requirement, and (v) other than with respect to an assignment, pledge, hypothecation or transfer consisting of a pro rata interest in all payments due to Buyer under this Agreement and prior to an Event of Default Buyer received an opinion of a nationally recognized tax counsel experienced in such matters that such assignment, pledge, hypothecation or transfer  will not result in the Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for U.S. federal income tax purposes.  In the event of any such assignment, pledge, hypothecation or transfer by Buyer of Buyer’s rights under this Agreement and the other Program Agreements, Seller shall continue to deal solely and directly with Buyer in connection with Buyer’s rights and obligations under this Agreement.  Buyer (acting as agent for Seller) shall maintain at its address referred to in Section 10.05 a register (the “Register”) for the recordation of the names and addresses of Transferees, and the Purchase Price outstanding and Price Differential in the Transactions held by each thereof.  The entries in the Register shall be prima facie conclusive and binding, and Seller may treat each Person whose name is recorded in the Register as the owner of the Transactions recorded therein for all purposes of this Agreement.  No assignment shall be effective until it is recorded in the Register.

(h)        Section 10.05 of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting all reference to Seller address and replacing it with the following:

If to Seller:

PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village, CA 91361

Attention:  Pamela Marsh/Richard Hetzel

Phone Number:  (805) 330-6059/ (818) 746-2877

E-mail:  pamela.marsh@pnmac.com;

richard.hetzel@pnmac.com;

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contract.finance@pnmac.com

with a copy to:

PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village, CA 91361

Attention:  Derek Stark

Phone Number:  (818) 746-2289

E-mail:  derek.stark@pnmac.com

(i)        Schedule 1 of the Series 2016-VF1 Repurchase Agreement is hereby amended by deleting and replacing it with Exhibit A to this Amendment.

SECTION 2.  Consent.  Each of Buyer, Seller and Administrative Agent hereby consents to this Amendment.

SECTION 3.   Reaffirmation of Guaranty.  The VFN Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Series 2016-VF1 Repurchase Agreement and the related Program Agreements, as amended hereby.

SECTION 4.   Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto.

SECTION 5.   No Default; Representations and Warranties.  To induce Buyer to provide the amendments set forth herein, Seller hereby represents, warrants and covenants that:

(a)        no Event of Default has occurred and is continuing on the date hereof; and

(b)        Seller’s representations and warranties contained in the Series 2016-VF1 Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 6.   Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Series 2016-VF1 Repurchase Agreement in full force and effect and are hereby reaffirmed.

SECTION 7.  Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

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SECTION 8. GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 9.  Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures appear on the following pages]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer and as 100% of the VFN Noteholders of the Outstanding Notes

By:	/s/ Dominic Obaditch

	Name:	Dominic Obaditch

	Title:	Authorized Signatory

By:	/s/ Margaret D. Dellafera

	Name:	Margaret D. Dellafera

	Title:	Authorized Signer

[Signature page to Amendment No. 2 to Series 2016-VF1 Repurchase Agreement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch

	Name:	Dominic Obaditch

	Title:	Vice President

[Signature page to Amendment No. 2 to Series 2016-VF1 Repurchase Agreement]

PENNYMAC LOAN SERVICES, LLC, as Seller and sole Owner

By:	/s/ Pamela Marsh using an electronic signature

	Name:	Pamela Marsh

	Title:	Senior Managing Director and Treasurer

[Signature page to Amendment No. 2 to Series 2016-VF1 Repurchase Agreement]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh using an electronic signature

	Name:	Pamela Marsh

	Title:	Senior Managing Director and Treasurer

[Signature page to Amendment No. 2 to Series 2016-VF1 Repurchase Agreement]

EXHIBIT A

SCHEDULE 1

RESPONSIBLE OFFICERS – SELLER

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

Responsible Officers for execution of Program Agreements and amendments:

Name	Title	Signature
Pamela Marsh	Senior Managing Director and Treasurer	signed by Pamela Marsh using an electronic signature

Responsible Officers for execution of Transaction Notices and day-to-day operational functions:

Name	Title	Signature
Pamela Marsh	Senior Managing Director and Treasurer	signed by Pamela Marsh using an electronic signature

Maurice Watkins	Managing Director, Capital Markets	signed by Maurice Watkins using an electronic signature

Thomas Rettinger	Managing Director, Portfolio Risk Management	signed by Thomas Rettinger using an electronic signature

Richard Hetzel	Senior Vice President, Treasury	signed by Richard Hetzel using an electronic signature

Paul Newman	Executive Vice President, Treasury	signed by Paul Newman using an electronic signature

Angela Everest	Authorized Representative	signed by Angela Everest using an electronic signature

Exhibit A-1